Exhibit 10.01
AMENDMENT NO. 1 TO TERM LOAN AGREEMENT
          This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of October 22, 2007, is made and entered into by and among Flextronics International Ltd., a Singapore corporation (the “Company”), and Flextronics International USA, Inc., a California corporation (the “U.S. Borrower” and, together with the Company, the “Borrowers”), Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders signatory hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Term Loan Agreement.
W I T N E S S E T H:
          WHEREAS, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders entered into that certain Term Loan Agreement, dated as of October 1, 2007, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);
          WHEREAS, $175.0 million of A-1 Delayed Draw Loans have been funded under the Term Loan Agreement;
          WHEREAS, the Company and the Lenders have agreed to amend the Term Loan Agreement to subdivide into two Classes of Loans the funded portion of the A-1 Delayed Draw Loans and the remaining A-1 Delayed Draw Commitment as provided herein;
          WHEREAS, the Company and the Lenders have agreed that, as of the Amendment Effective Date and effective as of the Closing Date, the A-1 Delayed Draw Commitments shall be subdivided into A-1-A Delayed Draw Commitments and A-1-B Delayed Draw Commitments, in each case, in the respective amounts set forth opposite each Lender’s name on Schedule 2.01 attached hereto as Annex A; and
          WHEREAS, pursuant to Section 10.01 of the Term Loan Agreement, the consent of the Required Lenders is necessary to effect such amendments;
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE. Amendments. Subject to satisfaction of the conditions precedent set forth in Section Four hereof, the parties hereto hereby agree to amend the Term Loan Agreement as follows:
          (a) Section 1.01 of the Term Loan Agreement is hereby amended by adding or replacing, as applicable, certain defined terms as follows:
“ “A-1 Delayed Draw Availability Period” means the A-1-A Delayed Draw Availability Period or the A-1-B Delayed Draw Availability Period, as applicable.
“A-1 Delayed Draw Commitment” means, the A-1-A Delayed Draw Commitment or the A-1-B Delayed Draw Commitment, as applicable.
“A-1 Delayed Draw Commitment Fee” means the A-1-A Delayed Draw Commitment Fee or the A-1-B Delayed Draw Commitment Fee, as applicable.
“A-1 Delayed Draw Lender” means an A-1-A Delayed Draw Lender or an A-1-B Delayed Draw Lender, as applicable.
“A-1 Delayed Draw Loan” means an A-1-A Delayed Draw Loan or an A-1-B Delayed Draw Loan, as applicable.
“A-1 Delayed Draw Note” means an A-1-A Delayed Draw Note or an A-1-B Delayed Draw Note, as applicable.
“A-1-A Delayed Draw Availability Period” means the period commencing on the Closing Date and ending on January 1, 2008; provided, that if the A-1-A Delayed Draw Commitments are terminated pursuant to Section 2.06, the A-1-A Delayed Draw Availability Period shall end on the date of such termination.
“A-1-A Delayed Draw Commitment” means, with respect to each A-1-A Delayed Draw Lender, the commitment, if any, of such A-1-A Delayed Draw Lender to make A-1-A Delayed Draw Loans hereunder from time to time during the A-1-A Delayed Draw Availability Period up to the amount set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such A-1-A Delayed Draw Lender assumed its A-1-A Delayed Draw Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such A-1-A Delayed Draw Lender pursuant to Section 10.06. The aggregate amount of the A-1-A

Delayed Draw Lenders’ A-1-A Delayed Draw Commitments on the Amendment No. 1 Effective Date is $175,000,000.
“A-1-A Delayed Draw Commitment Fee” has the meaning assigned to such term in Section 2.09(a)(i).
“A-1-A Delayed Draw Lender” means a Lender with an A-1-A Delayed Draw Commitment or an outstanding A-1-A Delayed Draw Loan.
“A-1-A Delayed Draw Loan” means a term loan made by an A-1-A Delayed Draw Lender to the U.S. Borrower pursuant to Section 2.1(b)(i)(A) (it being understood and agreed that any conversion or continuation of a Closing Date Loan shall not constitute an “A-1-A Delayed Draw Loan”). Each A-1-A Delayed Draw Loan will either be a Base Rate Delayed Draw Loan or a Eurocurrency Rate Delayed Draw Loan.
“A-1-A Delayed Draw Note” means a promissory note of the U.S. Borrower payable to any A-1-A Delayed Draw Lender or its registered assigns, in substantially the form of Exhibit C-3-A hereto, evidencing the aggregate Indebtedness of the U.S. Borrower to such A-1-A Delayed Draw Lender resulting from the A-1-A Delayed Draw Loans made by such A-1-A Delayed Draw Lender.
“A-1-B Delayed Draw Availability Period” means the period commencing on the Closing Date and ending on January 1, 2008; provided, that if the A-1-B Delayed Draw Commitments are terminated pursuant to Section 2.06, the A-1-B Delayed Draw Availability Period shall end on the date of such termination.
“A-1-B Delayed Draw Commitment” means, with respect to each A-1-B Delayed Draw Lender, the commitment, if any, of such A-1-B Delayed Draw Lender to make A-1-B Delayed Draw Loans hereunder from time to time during the A-1-B Delayed Draw Availability Period up to the amount set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such A-1-B Delayed Draw Lender assumed its A-1-B Delayed Draw Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such A-1-B Delayed Draw Lender pursuant to Section 10.06. The aggregate amount of the A-1-B Delayed Draw Lenders’ A-1-B Delayed Draw Commitments on the Amendment No. 1 Effective Date is $125,000,000.

“A-1-B Delayed Draw Commitment Fee” has the meaning assigned to such term in Section 2.09(a)(ii).
“A-1-B Delayed Draw Lender” means a Lender with an A-1-B Delayed Draw Commitment or an outstanding A-1-B Delayed Draw Loan.
“A-1-B Delayed Draw Loan” means a term loan made by an A-1-B Delayed Draw Lender to the U.S. Borrower pursuant to Section 2.01(b)(i)(B) (it being understood and agreed that any conversion or continuation of a Closing Date Loan shall not constitute an “A-1-B Delayed Draw Loan”). Each A-1-B Delayed Draw Loan will either be a Base Rate Delayed Draw Loan or a Eurocurrency Rate Delayed Draw Loan.
“A-1-B Delayed Draw Note” means a promissory note of the U.S. Borrower payable to any A-1-B Delayed Draw Lender or its registered assigns, in substantially the form of Exhibit C-3-B hereto, evidencing the aggregate Indebtedness of the U.S. Borrower to such A-1-B Delayed Draw Lender resulting from the A-1-B Delayed Draw Loans made by such A-1-B Delayed Draw Lender.
“Amendment No. 1 Effective Date” means the Amendment Effective Date under and as defined in that certain Amendment No. 1 to the Term Loan Agreement dated as of October 22, 2007.”
          (b) Section 2.01(b)(i) of the Term Loan Agreement is hereby amended by deleting such Section and replacing it as follows:
“(A) to make an A-1-A Delayed Draw Loan to the U.S. Borrower from time to time during the A-1-A Delayed Draw Availability Period in a principal amount not exceeding its A-1-A Delayed Draw Commitment for the purpose of (x) paying the applicable repurchase, conversion (solely with respect to the Solectron Convertible Senior Notes), redemption, discharge or defeasance amount, as applicable, in connection with the Notes Repayments (and to pay fees and expenses incurred in connection therewith) and (y) funding any Permitted Expenses in an amount, together with any amounts funded pursuant to Section 2.01(b)(i)(B)(y), Section 2.01(b)(ii)(y) and Section 2.01(b)(iii)(y), not to exceed $50,000,000.
(B) to make an A-1-B Delayed Draw Loan to the U.S. Borrower from time to time during the A-1-B Delayed Draw Availability Period in a principal amount not exceeding its A-1-B Delayed Draw Commitment for the purpose of (x) paying the applicable repurchase, conversion (solely with respect to the Solectron Convertible Senior Notes), redemption, discharge or defeasance amount, as applicable, in connection with the Notes Repayments (and to pay fees and expenses incurred in connection therewith) and (y) funding any Permitted Expenses in an amount, together with any amounts funded pursuant to Section 2.01(b)(i)(A)(y) , Section 2.01(b)(ii)(y) and Section 2.01(b)(iii)(y), not to exceed $50,000,000.”
          (c) Schedule 2.01 of the Term Loan Agreement is hereby amended by deleting such Schedule and replacing it with the Schedule 2.01 attached hereto as Annex A.
          (d) Section 2.09(a) of the Term Loan Agreement is hereby amended by deleting such Section and replacing it as follows:
“(i) The Company shall pay to the Administrative Agent for the account of each A-1-A Delayed Draw Lender a commitment fee (the “A-1-A Delayed Draw Commitment Fee”) equal to the Applicable Rate times the actual daily unused amount of the A-1-A Delayed Draw Commitment of such Lender during the period from and including the Closing Date to but excluding the last day of the A-1-A Delayed Draw Availability Period. Accrued A-1-A Delayed Draw Commitment Fees shall be payable in arrears (A) on December 31, 2007, and (B) on the last day of the A-1-A Delayed Draw Availability Period, commencing on the first such date to occur after the date hereof (without duplication), provided, that if such day is not a Business Day, the accrued A-1-A Delayed Draw Commitment Fees shall be payable on the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such A-1-A Delayed Draw Commitment Fees shall be payable on the next preceding Business Day.
(ii) The Company shall pay to the Administrative Agent for the account of each A-1-B Delayed Draw Lender a commitment fee (the “A-1-B Delayed Draw Commitment Fee”) equal to the Applicable Rate times the actual daily unused amount of the A-1-B Delayed Draw Commitment of such Lender during the period from and including the Closing Date to but excluding the last day of the A-1-B Delayed Draw Availability Period. Accrued A-1-B Delayed Draw Commitment Fees shall be payable in arrears (A) on December 31, 2007, and (B) on the last day of the A-1-B Delayed Draw Availability Period, commencing on the first such date to occur after the date hereof (without duplication), provided, that if such day is not a Business Day, the accrued A-1-B Delayed Draw Commitment Fees shall be payable on the next succeeding Business Day unless such

Business Day falls in another calendar month, in which case such A-1-B Delayed Draw Commitment Fees shall be payable on the next preceding Business Day.”
          (e) Exhibit C-3 of the Term Loan Agreement is hereby amended by deleting such Exhibit and inserting in its place Exhibit C-3-A and Exhibit C-3-B, attached hereto and Annex B and Annex C, respectively.
          SECTION TWO. Effect of this Amendment on the Term Loan Agreement. Upon the effectiveness of this Amendment in accordance with the terms of Section 4 hereof (the “Amendment Effective Date”), each Loan Document that was in effect immediately prior to the Amendment Effective Date shall continue to be effective and, unless the context otherwise requires, any reference to the Term Loan Agreement shall be deemed to incorporate this Amendment.
          SECTION THREE. Representations and Warranties. In order to induce the Requisite Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. Each Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (i) each Borrower has the corporate or other power and authority to execute, deliver and perform this Amendment and each has taken all corporate, partnership or comparable actions necessary to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by each Borrower and (iii) this Amendment constitutes the legal, valid and binding obligations of such Borrower, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
          SECTION FOUR. Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower and the Required Lenders.
          SECTION FIVE. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Term Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Term Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Amendment. The Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
          SECTION SIX. Reaffirmation. Each Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.
          SECTION SEVEN. Acknowledgment. Each of the parties hereto acknowledges and agrees that all A-1 Delayed Draw Loans outstanding as of the Amendment Effective Date (together with any conversions or continuations thereof) shall be deemed to be A-1-A Delayed Draw Loans.
          SECTION EIGHT. Costs and Expenses. Each of the parties hereto shall pay its own costs and expenses in connection with the preparation, execution and delivery of this Amendment.
          SECTION NINE. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION TEN. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FLEXTRONICS INTERNATIONAL LTD, as the Company
By:	/s/ Manny Marimuthu
	Name:	Manny Marimuthu
	Title:	Authorized Signatory

FLEXTRONICS INTERNATIONAL USA, INC., as U.S. Borrower
By:	/s/ Thomas Smach
	Name:	Thomas Smach
	Title:	Director

S-1

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender
By:	/s/ Timothy P. Dilworth
	Name:	Timothy P. Dilworth
	Title:	Vice President

CITIBANK, N.A., as Lender
By:	/s/ Timothy P. Dilworth
	Name:	Timothy P. Dilworth
	Title:	Vice President

S-2

ANNEX B
EXHIBIT C-3-A
FORM OF A-1-A DELAYED DRAW NOTE
          FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                                          or its registered assigns (the “A-1-A Delayed Draw Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each A-1-A Delayed Draw Loan from time to time made by the A-1-A Delayed Draw Lender to the Borrower under that certain Term Loan Agreement, dated as of October 1, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Flextronics International Ltd., Flextronics International USA, Inc., a California corporation, the Lenders from time to time party thereto and Citicorp North America, Inc., as Administrative Agent.
          The Borrower promises to pay interest on the unpaid principal amount of each A-1-A Delayed Draw Loan from the date of such A-1-A Delayed Draw Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the A-1-A Delayed Draw Lender in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
          This A-1-A Delayed Draw Note is one of the A-1-A Delayed Draw Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This A-1-A Delayed Draw Note is also entitled to the benefits of the Company Guaranty and the Subsidiary Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this A-1-A Delayed Draw Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the A-1-A Delayed Draw Lender shall be evidenced by one or more loan accounts or records maintained by the A-1-A Delayed Draw Lender in the ordinary course of business. The A-1-A Delayed Draw Lender may also attach schedules to this A-1-A Delayed Draw Note and endorse thereon the date, amount, currency and maturity of its A-1-A Delayed Draw Loans and payments with respect thereto.

B-1

          The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this A-1-A Delayed Draw Note.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

FLEXTRONICS INTERNATIONAL USA,
INC.

By:

Name:
Title:

B-2

ANNEX C
EXHIBIT C-3-B
FORM OF A-1-B DELAYED DRAW NOTE
          FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                                          or its registered assigns (the “A-1-B Delayed Draw Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each A-1-B Delayed Draw Loan from time to time made by the A-1-B Delayed Draw Lender to the Borrower under that certain Term Loan Agreement, dated as of October 1, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Flextronics International Ltd., Flextronics International USA, Inc., a California corporation, the Lenders from time to time party thereto and Citicorp North America, Inc., as Administrative Agent.
          The Borrower promises to pay interest on the unpaid principal amount of each A-1-B Delayed Draw Loan from the date of such A-1-B Delayed Draw Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the A-1-B Delayed Draw Lender in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
          This A-1-B Delayed Draw Note is one of the A-1-B Delayed Draw Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This A-1-B Delayed Draw Note is also entitled to the benefits of the Company Guaranty and the Subsidiary Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this A-1-B Delayed Draw Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the A-1-B Delayed Draw Lender shall be evidenced by one or more loan accounts or records maintained by the A-1-B Delayed Draw Lender in the ordinary course of business. The A-1-B Delayed Draw Lender may also attach schedules to this A-1-B Delayed Draw Note and endorse thereon the date, amount, currency and maturity of its A-1-B Delayed Draw Loans and payments with respect thereto.

C-1

          The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this A-1-B Delayed Draw Note.
          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

FLEXTRONICS INTERNATIONAL USA,
INC.

By:

Name:
Title:

C-2